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                                                                    EXHIBIT 23.2

                          [CORBIN & WERTZ LETTERHEAD]

                         INDEPENDENT AUDITORS' CONSENT

To The Board of Directors of
MediaX Corporation

We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. 1 of our report dated March 17, 2000 relating to the financial statements of MediaX Corporation, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Prospectus.

                                                       /s/ CORBIN & WERTZ
                                                       ----------------------
                                                           CORBIN & WERTZ


Irvine, California

February 8, 2001